UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012 (August 3, 2012)

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 3, 2012, Blount International, Inc. (“Blount” or the “Company”) entered into the First Amendment to Fourth Amended and Restated Credit Agreement (“the Amendment”) of its Senior Credit Facility, pursuant to which General Electric Capital Corporation acts as administrative agent. The primary terms have been amended to include a modified maximum leverage ratio financial covenant. The revised maximum leverage ratio covenant is set at 4.25 from September 30, 2012 through December 31, 2012, 4.00 through June 30, 2013, 3.75 through December 31, 2013, 3.50 through September 30, 2014, 3.25 through March 31, 2015, and 3.00 thereafter.

The Company’s senior credit facility debt is incurred by its wholly-owned subsidiary, Blount, Inc. Blount International, Inc. and all of its domestic subsidiaries other than Blount, Inc. guarantee Blount, Inc.’s obligations under the senior credit facilities. The obligations under the senior credit facilities are collateralized by a first priority security interest in substantially all of the assets of Blount, Inc. and its domestic subsidiaries, as well as a pledge of all of Blount, Inc.’s capital stock held by Blount International, Inc. and all of the stock of domestic subsidiaries held by Blount, Inc. Blount, Inc. has also pledged 65% of the stock of its direct non-domestic subsidiaries as additional collateral.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the attached Amendment.

The Company is filing herewith a copy of the Amendment dated August 3, 2012. The amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Blount International, Inc. (the “Company”) is furnishing herewith its press release dated August 7, 2012 announcing its financial results for the quarter ended June 30, 2012. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company does not intend for this Item 2.02, including Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.1	Press release dated August 7, 2012 issued by Blount International, Inc.

99.2	First Amendment to Fourth Amended and Restated Credit Agreement dated August 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Calvin E. Jenness
Calvin E. Jenness
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Dated: August 7, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 7, 2012 issued by Blount International, Inc.

99.2	First Amendment to Fourth Amended and Restated Credit Agreement dated August 3, 2012